Exhibit 99.1

FG Nexus Announces 1-for-5 Reverse Stock Split

Split to Enhance Trading Liquidity and Broaden Institutional Appeal

Charlotte, NC – February 09, 2026 – FG Nexus Inc. (Nasdaq: FGNX, FGNXP) (the “Company”), today announced that its Board of Directors has approved a one (1)-for-five (5) reverse stock split of the Company’s outstanding common stock. The reverse split is expected to become effective at 9:30 a.m. Eastern Time on February 13, 2026. The Company’s common stock has been assigned a new CUSIP number, 30329Y403, in connection with the reverse stock split.

Following the reverse split, every five shares of FG Nexus common stock will be automatically exchanged into one share of common stock. The Company’s common stock will continue to trade on Nasdaq under the symbol “FGNX”.

“This reverse stock split is a strategic move designed to enhance our stock’s appeal to institutional investors and improve trading liquidity as we continue executing our Ethereum-focused treasury strategy,” said Kyle Cerminara, Chairman & CEO of FG Nexus. “By consolidating our shares, we’re positioning FG Nexus for the next phase of growth as we drive long-term shareholder value while providing efficient access to the expanding Ethereum ecosystem.”

The reverse split will reduce the number of outstanding shares of common stock from 32,776,218 shares outstanding as of today to approximately 6,555,243 shares (on a proforma basis if the reverse split had been effected today) and potentially proportionally increase the per-share price of the common stock. The reverse stock split will also proportionally reduce the Company’s shares of common stock authorized for issuance from 900 billion shares to 180 billion shares. No fractional shares will be issued in connection with the reverse split. Shareholders who would otherwise receive fractional shares will receive cash payments in lieu of such fractional shares.

The reverse stock split will be effected simultaneously for all outstanding shares of the Company’s common stock and will affect all of the Company’s stockholders uniformly. The reverse stock split will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that it results in any of the Company’s stockholders owning a fractional share, as any resulting fractional shares will result in a cash payment in lieu of such fractional shares. The reverse stock split will not affect the par value of the Company’s common stock and will also not affect the number of authorized shares or par value of our preferred shares. The rights and privileges of the holders of the common stock will be unaffected by the reverse stock split. Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants.

Broadridge Financial Solutions, LLC, the Company’s transfer agent is also acting as the exchange agent for the reverse stock split.

FG Nexus

FG Nexus (Nasdaq: FGNX, FGNXP) is focused on building a digital asset treasury and a leading platform for the tokenization of real-world assets. To enhance treasury yield, the Company intends to stake its ETH and deploy additional yield strategies while positioning itself as a strategic gateway to digital-asset-powered finance, including tokenized real-world assets and stablecoin-based yield solutions.

The FGNX® logo is a registered trademark.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. Under U.S. generally accepted accounting principles, entities are required to measure certain crypto assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the income statement results. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contact

invest@fgnexus.io

Media Contact

media@fgnexus.io